UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

October 29, 2024

Date of Report (date of earliest event reported)

Steel Connect, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35319	04-2921333
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

590 Madison Avenue, 32nd Floor, New York, New York	10022
(Address of Principal Executive Offices)	(Zip Code)

(914) 461-1276

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	STCN	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events

As previously disclosed, Steel Connect, Inc. (the “Company”) is a nominal defendant in a class and derivative action filed in the Delaware Court of Chancery styled Reith v. Lichtenstein, et al., 2018-0277-MTZ (Del. Ch.) (the “Reith litigation”), in which plaintiff, purported stockholder Donald Reith (“Plaintiff”), alleges breach of fiduciary duty and/or aiding and abetting breach of fiduciary duty and unjust enrichment claims against certain current and former directors of the Company, Warren G. Lichtenstein, Glen M. Kassan, William T. Fejes, Jack L. Howard, Jeffrey J. Fenton, Philip E. Lengyel and Jeffrey S. Wald; and stockholders Steel Partners Holdings L.P (“Steel Partners”) and several of its affiliated companies in connection with the acquisition of $35.0 million of the Series C Convertible Preferred Stock by SPH Group Holdings LLC (“SPHG Holdings”) and equity grants made to Messrs. Lichtenstein, Howard and Fejes on December 15, 2017. On April 8, 2024, the Company, together with Warren Lichtenstein, Glen Kassan, William Fejes, Jr., Jack Howard, Jeffrey Fenton and Jeffrey Wald, as well as Steel Partners and SPHG Holdings (collectively, the “Defendants”) and Plaintiff entered into a memorandum of understanding contemplating the settlement of the Reith litigation.

On October 18, 2024, the Company, Plaintiff and Defendants entered into a Stipulation and Agreement of Compromise, Settlement and Release (the “Stipulation”) to resolve the matter (the “Proposed Settlement”). On October 22, 2024, the Court entered a scheduling order scheduling a settlement hearing to be held on December 13, 2024, at 3:15 p.m. to consider, among other things, whether to approve the Proposed Settlement and any applications for attorneys’ fees and expenses or mootness fees. The Proposed Settlement requires Court approval, and there can be no assurances that such approval will be granted. The Proposed Settlement, if approved by the Court, will cause the dismissal, with prejudice, of the Reith litigation and the release of claims against the parties to the Proposed Settlement as described in the Stipulation.

If the Proposed Settlement is approved by the Court, (i) Defendants shall cause their insurers to make a cash payment of $6,000,000 to the Company and, after deducting any Court-approved award of attorneys’ fees to Plaintiffs’ counsel and certain litigation expenses, the Company shall distribute the balance of the cash payment, by way of a special divided or other distribution, to the holders of the Company’s common stock pursuant to the allocation provisions set forth in the previously disclosed Stockholders Agreement dated April 30, 2023 (the “Stockholders’ Agreement”) by and among the Company, Steel Holdings, and other stockholders signatory thereto (together with Steel Holdings, the “SP Investors”), as amended by the Proposed Settlement, (ii) the Company will adopt certain amendments to the Stockholders’ Agreement; and (iii) the Company will adopt certain corporate governance policies and practices, including a formal review process for compensation clawbacks, enhancing the process for granting equity awards and keeping records of equity awards granted under the Company’s stock plans, further enhancing board committee independence, and reducing the materiality threshold for review of related party transactions under the Stockholders’ Agreement.

Pursuant to the Proposed Settlement, (i) the SP Investors have waived any right to receive any portion of the distribution to the extent of any shares of Company common stock held by them as of May 1, 2023 or issuable upon conversion of the Convertible Instruments (as defined in the Stockholders’ Agreement) and (ii) the current directors and officers of the Company have agreed to waive any right to receive any portion of the distribution with respect to any shares of Company common stock they hold.

Additional information concerning the terms of the Proposed Settlement and the December 13, 2024 hearing can be found in the Stipulation and in the Notice of Pendency and Proposed Settlement of Derivative and Class Action (the “Notice”), which are attached hereto as Exhibits 99.1 and 99.2 and are also available on the Company’s website at https://steelconnectinc.com/investor-relations/. As required by the Stipulation, the Company is filing this report concurrently with distribution of the Stipulation and the Notice to Company stockholders solely to disclose the Proposed Settlement.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that do not represent historical facts and may be based on underlying assumptions. The Company uses words and phrases such as “an agreement,” “subject to,” “would,” “expects,” “provides” and similar expressions to identify forward-looking statements in this report, including forward-looking statements regarding the Company’s ability to settle all claims relating to the Reith litigation. Such forward-looking statements are based on information available to the Company as of the date of this report and involve a number of risks and uncertainties, some beyond the Company’s control, that could cause actual results to differ materially from those anticipated by these forward-looking statements, including risks and uncertainties such as the ability to secure final approval from the Court and other risks described in the Company’s Annual Report on Form 10-K for the year ended July 31, 2023, and future filings and reports by the Company. These forward-looking statements should not be relied upon as representing the Company’s views as of any subsequent date, and the Company is under no obligation to, and expressly disclaims any responsibility to, update or alter its forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Exhibit Description
99.1	Stipulation and Agreement of Compromise, Settlement and Release
99.2	Notice of Pendency and Proposed Settlement of Derivative and Class Action
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 29, 2024	Steel Connect, Inc.

	By:	/s/ Ryan O’Herrin
	Name:	Ryan O’Herrin
	Title:	Chief Financial Officer

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